                             UNDERWRITING AGREEMENT

                               February [ ], 1999


WARBURG DILLON READ LLC
BT ALEX. BROWN INCORPORATED
CREDIT SUISSE FIRST BOSTON CORPORATION
WILLIAM BLAIR & COMPANY L.L.C.
as Managing Underwriters
c/o Warburg Dillon Read LLC
299 Park Avenue
New York, New York 10171-0026

Ladies and Gentlemen:

     Stericycle, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to the underwriters named in Schedule A annexed hereto (the "Underwriters" from or here acting as representatives, the "Representatives") an aggregate of 3,500,000 shares (the "Firm Shares") of Common Stock, $.01 par value, of the Company (the "Common Stock"). In addition, solely for the purpose of covering over-allotments, the Company proposes to grant to the Underwriters the option, exercisable by the Representatives, to purchase from the Company up to an additional 525,000 shares of Common Stock (the "Additional Shares"). The Firm Shares and the Additional Shares are hereinafter collectively sometimes referred to as the "Shares." The Shares are described in the Prospectus which is referred to below.

     The Company has filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively called the "Act"), with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (File No.333-60591), including a prospectus, relating to the Shares, which incorporates by reference documents which the Company has filed in accordance with the provisions of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the rules and regulations thereunder (the "1934 Act Regulation"). The Company has furnished to you, for use by the Underwriters and by dealers, copies of one or more preliminary prospectuses and the documents incorporated by reference therein (each thereof, including the documents incorporated therein by reference, being herein called a "Preliminary Prospectus") relating to the Shares. Except where the context otherwise requires, the registration statement, as amended when it becomes effective (together with any registration statement filed pursuant to Rule 462(b) under the Act increasing the size of the offering registered under the Act), including all documents filed as a part thereof or incorporated by reference therein, and including any information contained in a prospectus subsequently filed with the Commission pursuant to Rule 424(b) under the Act and deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430(A) under the Act, is herein called the "Registration Statement", and the prospectus, including all documents incorporated therein by reference, in the form filed by the Company with the Commission pursuant to Rule 424(b) under the Act or, if no such filing is required, the form of final prospectus included in the Registration Statement at the time it became effective, is herein called the "Prospectus".

     The Company and the Underwriters agree as follows:

     1. Sale and Purchase. Upon the basis of the warranties and representations and the other terms and conditions herein set forth, the Company agrees to sell to the respective Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase from the Company the aggregate number of Firm Shares set forth opposite the name of such Underwriter in Schedule A attached hereto in each case at a purchase price of $[ ] per Share. You shall release the Firm Shares for public sale promptly after this Agreement becomes effective. You may from time to time increase or decrease the public offering price after the initial public offering to such extent as you may determine.

     In addition, the Company hereby grants to the several Underwriters the option to purchase, and upon the basis of the warranties and representations and the other terms and conditions herein set forth, the Underwriters shall have the right to purchase, severally and not jointly, from the Company, ratably in accordance with the number of Firm Shares to be purchased by each of them, all or a portion of the Additional Shares as may be necessary to cover over-allotments made in connection with the offering of the Firm Shares, at the same purchase price per share to be paid by the Underwriters to the Company for the Firm Shares. This option may be exercised at any time (but not more than once) on or before the thirtieth day following the date hereof, by written notice from Warburg Dillon Read LLC to the Company. Such notice shall set forth the aggregate number of Additional Shares as to which the option is being exercised, and the date and time when the Additional Shares are to be delivered (such date and time being herein referred to as the "additional time of purchase"); provided, however, that the additional time of purchase shall not be earlier than the time of purchase (as defined below) nor earlier than the second business day after the date on which the option shall have been exercised nor later than the eighth business day after the date on which the option shall have been exercised.

     The number of Additional Shares to be sold to each Underwriter shall be the number which bears the same proportion to the aggregate number of Additional Shares being purchased as the number of Firm Shares set forth opposite the name of such Underwriter on Schedule A hereto bears to the total number of Firm Shares (subject, in each case, to such adjustment as you may determine to eliminate fractional shares).

     2. Payment and Delivery. Payment of the purchase price for the Firm Shares shall be made to the Company by wire transfer of immediately available funds, against delivery of the certificates for the Firm Shares to you for the respective accounts of the Underwriters. Such payment and delivery shall be made at 10:00 A.M., New York City time, on February [ ], 1999 (unless another time shall be agreed to by you and the Company or unless postponed in accordance with the provisions of Section 10 hereof). The time at which such payment and delivery are actually made is hereinafter sometimes called the "time of purchase". Certificates for the Firm Shares shall be delivered to you in definitive form in such names and in such denominations as you shall specify on the second business day preceding the time of purchase. For the purpose of expediting the checking of the certificates for the Firm Shares by you, the Company agrees to make such certificates available to you for such purpose at least one full business day preceding the time of purchase.

     Payment of the purchase price for the Additional Shares shall be made at the additional time of purchase in the same manner as the payment for the Firm Shares. Certificates for the Additional Shares shall be delivered to you in definitive form in such names and in such denominations as you shall specify on the second business day preceding the additional time of purchase. For the purpose of expediting the checking of the certificates for the Additional Shares by you, the Company agrees to make such certificates available to you for such purpose at least one full business day preceding the additional time of purchase.

     3. Representations and Warranties of the Company. The Company represents and warrants to each of the Underwriters that:

         (a) each Preliminary Prospectus filed as a part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Act fully complied when so filed in all material respects with the Act, and when the Registration Statement becomes or became effective and at all times subsequent thereto up to the time of purchase, the Registration Statement and the Prospectus and any amendments or supplements thereto, fully complied and will fully comply in all material respects with the provisions of the Act, and the Registration Statement at all such times did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus at all such times did not and will not contain an untrue statement of a material fact or omit to state a

-------------------------
1 As used herein "business day" shall mean a day on which the New York Stock Exchange is open for trading material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no warranty or representation with respect to any statement contained in the Registration Statement or the Prospectus in reliance upon and in conformity with information concerning the Underwriters and furnished in writing by or on behalf of any Underwriter through you to the Company expressly for use in the Registration Statement or the Prospectus;

         (b) the documents incorporated by reference in the Prospectus, when they were filed with the Commission, complied in all material respects to the requirements of the 1934 Act and the 1934 Act Regulations, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the 1934 Act and the 1934 Act Regulations and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading

         (c) as of the date of this Agreement, the Company has an authorized capitalization as set forth under the heading entitled "Actual" in the section of the Registration Statement and the Prospectus entitled "Capitalization" and, as of the time of purchase and the additional time of purchase, as the case may be, the Company shall have an authorized capitalization as set forth under the heading entitled "As Adjusted" in the section of the Registration Statement and the Prospectus entitled "Capitalization"; all of the issued and outstanding shares of capital stock including Common Stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable, have been issued in compliance with all federal and state securities laws and were not issued in violation of any preemptive right, resale right, right of first refusal or similar right; the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full power and authority to own its properties and conduct its business as described in the Registration Statement and the Prospectus, to execute and deliver this Agreement and to issue and sell the Shares as herein contemplated; each of the Subsidiaries has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of its incorporation with full corporate power and authority to own its property and conduct the business in which it is presently engaged;

         (d) all of the issued and outstanding shares of the capital stock of each of the Company's subsidiaries, all of which subsidiaries are listed on
     Exhibit I hereto, have been duly and validly authorized and issued and are fully paid and non-assessable and are owned by the Company free and clear of any pledge, lien, encumbrance, security interest, preemptive rights or other claim; except as described in the Registration Statement and the Prospectus there are no outstanding rights subscriptions, warrants, calls, options or other agreements of any kind with respect to the capital stock of the Company or of the Subsidiaries; the Company does not own, directly or indirectly, shares of capital stock of or other equity interest in any corporation or other entity other than the Subsidiaries;

         (e) the Company and each of its Subsidiaries are duly qualified to do business and in good standing in each jurisdiction in which they conduct their respective businesses; and the Company and each of its Subsidiaries are in compliance in all material respects with the laws, orders, rules, regulations and directives issued or administered by such jurisdictions;

         (f) neither the Company nor any of its Subsidiaries is in breach of, or in default under (nor has any event occurred which with notice, lapse of time, or both would constitute a breach of, or default under), its respective charter or by-laws or in the performance or observance of any obligation, agree-ment, covenant or condition contained in any material indenture, mortgage, deed of trust, bank loan or credit agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of them or their respective properties are bound; and the execution, delivery and performance of this Agreement, the incurrence of the obligations set forth herein and the consummation of the transactions contemplated hereby will not conflict with, or result in any breach of or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of, or default under), any provisions of the charter or by-laws, of the Company or any of its Subsidiaries or under any provision of any license, indenture, mortgage, deed of trust, bank loan or credit agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of them or their respective properties may be bound or affected, or under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or any of its Subsidiaries;

         (g) neither the Company nor any of its Subsidiaries is a party to any litigation, and there is no such litigation pending or to the best knowledge of the Company or any of its Subsidiaries, threatened or contemplated, which seeks to enjoin or restrain the execution, delivery and performance of this Agreement, the incurrence of the obligations set forth herein or the consummation of the transactions contemplated hereby;

         (h) this Agreement has been duly authorized, executed and delivered by the Company and is a legal, valid and binding agreement of the Company enforceable in accordance with its terms (except as enforcement may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally or by legal or equitable limitations on the availability of specific remedies); the Board of Directors of the Company or a committee thereof duly authorized by the Board of Directors of the Company has duly adopted resolutions authorizing the issuance and sale of the Shares by the Company; the Shares to be sold by the Company, when issued and delivered to the Underwriters as contemplated hereby, will be duly and validly authorized and fully paid and non-assessable, and free and clear of any pledge, lien, charge, encumbrance, security interest, preemptive right or other claim;

         (i) the capital stock of the Company, including the Shares, conforms in all material respects to the description thereof contained in the Registration Statement and Prospectus and the certificates for the Shares are in due and proper form and the holders of the Shares will not be subject to personal liability for the debts or other liabilities or obligations of the Company by reason of being such holders;

         (j) no approval, authorization, consent or order of or filing with any national, state or local governmental or regulatory commission, board, body, authority or agency is required in connection with the issuance and sale of the Shares as contemplated hereby other than registration of the Shares under the Act, clearance of the offering of such Shares with the National Association of Securities Dealers, Inc. (the "NASD") and any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters;

         (k) no person has the right, contractual or otherwise, to cause the Company to issue to it, or register pursuant to the Act, any shares of capital stock of the Company upon the issue and sale of the Shares to the Underwriters hereunder; no person has preemptive rights, rights of first refusal or other rights to purchase any of the Shares; no person has any right to have securities included in or registered pursuant to the Registration Statement;

         (l) Ernst & Young LLP, whose reports on the consolidated financial statements of the Company and its Subsidiaries are filed with the Commission as part of the Registration Statement and Prospectus, are independent public accountants as required by the Act;

         (m) each of the Company and its Subsidiaries has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any federal, state, local or foreign law, regulation or rule, and has obtained all necessary authorizations, consents and approvals from other persons, in order to conduct its respective business; neither the Company nor any of its Subsidiaries is in violation of, or in default under, any such license, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or any of its Subsidiaries the effect of which, individually or in the aggregate, could have a material adverse effect on the properties, assets, liabilities, prospects, results of operations, business or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole (a "Material Adverse Effect");

         (n) all legal or governmental proceedings, contracts or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement have been so described or filed as required;

         (o) there are no actions, suits or proceedings pending or, to the best knowledge of the Company, threatened against the Company or any of its Subsidiaries or any of their respective properties or affiliates, at law or in equity, or before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency which, individually or in the aggregate, could result in a judgment, decree or order having a Material Adverse Effect;

         (p) the audited and unaudited financial statements included in the Registration Statement and the Prospectus present fairly the consolidated financial position of the Company and its Subsidiaries as of the dates indicated and the consolidated results of operations and changes in financial position of the Company and its Subsidiaries for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved; and the pro forma financial statements and the related notes thereto included in the Registration Statement and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

         (q) subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus, and except as may be otherwise stated in the Registration Statement or Prospectus, there has not been (A) any material and unfavorable change, financial or otherwise, in the business, properties, assets, prospects, regulatory environment, results of operations or condition (financial or otherwise), present or prospective, of the Company and its Subsidiaries taken as a whole, (B) any transaction, which is material to the business, properties, assets, prospects, regulatory environment, results of operations or condition (financial or otherwise), present or prospective, of the Company and its Subsidiaries taken as a whole, contemplated or entered into by the Company or any of its Subsidiaries or (C) any obligation, contingent or otherwise, directly or indirectly incurred by the Company or any of its Subsidiaries which is material to the business, properties, assets, prospects, regulatory environment, results of operations or condition (financial or otherwise), present or prospective, of the Company and its Subsidiaries taken as a whole;

         (r) the Company and its Subsidiaries have good title to all properties and assets owned or leased by them, in each case, except as set forth in the Registration Statement and the Prospectus, free and clear of all pledges, liens, encumbrances, security interests, charges, mortgages and defects of title other than liens for taxes which are not yet due and payable;

         (s) each issuance of securities referred to in Item 15 of the Registration Statement (i) was effected in reliance upon a valid exemption from the registration requirements of the Act and (ii) was effected in compliance with the securities or blue sky laws of each jurisdiction in which such securities were offered or sold;

         (t) except as described in the Registration Statement and the Prospectus, the business, operations and facilities of the Company and each of its Subsidiaries have been and are being conducted in all material respects in compliance with all applicable federal, state, local, and foreign laws, ordinances, rules, regulations, licenses, permits, approvals, plans, authorizations, orders, judgments, directives, decrees, requirements and common law relating to occupational safety and health, or pollution, or protection of health or the environment as now or previously in effect (including, without limitation, those relating to, regulating, or imposing liability or standards of conduct concerning emissions, discharges, releases or threatened releases of pollutants, contaminants or hazardous, dangerous, or toxic substances, materials constituents or wastes or toxins, viruses, infectious disease agents, or pathogens, into ambient air, surface water, groundwater or land, or relating to the generation, manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of chemical substances, pollutants, contaminants or hazardous or toxic substances, materials or wastes, including medical waste, whether solid, gaseous or liquid in nature) or otherwise relating to remediating real property or concerning protection of the outdoor or indoor environment ("Environmental Laws"); and except as described in the Registration Statement and the Prospectus, neither the Company nor any of its Subsidiaries has received any notice which is pending from a governmental instrumentality or any third party alleging any violation thereof or liability thereunder (including, without limitation, liability for costs of investigating or remediating sites containing hazardous substances and/or damages to natural resources) and all violations for which the Company or any of its Subsidiaries has previously received notice have been remedied;

         (u) there is no claim pending or, to the best knowledge of the Company or any of its Subsidiaries, threatened or contemplated under any Environmental Laws against the Company or any of its Subsidiaries which, if adversely determined, individually or in the aggregate, would have a Material Adverse Effect; there are no past or present actions or conditions, including, without limitation, the release of any hazardous substance or waste regulated under any Environmental Law that are likely to form the basis of any such claim against the Company or any of its Subsidiaries which, if adversely determined, individually or in the aggregate would have a Material Adverse Effect;

         (v) the Company and each of its Subsidiaries have filed all federal or state income and franchise tax returns required to be filed and have paid all taxes shown thereon as due, and there is no material tax deficiency which has been or might be asserted against the Company or any of its Subsidiaries; all material tax liabilities of the Company and its Subsidiaries are adequately provided for on the books of the Company and its Subsidiaries;

         (w) neither the Company nor any of its affiliates has incurred any liability for any finder's fees or similar payments in connection with the transactions herein contemplated;

         (x) the Company and each of its Subsidiaries has in effect, with financially sound and reputable insurers, insurance with respect to its business and properties and the business and properties of its Subsidiaries against loss or damage of the kind customarily insured against by corporations of established reputation engaged in the same or similar businesses and similarly situated, of such type and in such amounts as are customarily carried under similar circumstances by such other corporations;

         (y) the Company owns each of the patents described in the Registration Statement and the Prospectus as owned by the Company (the "Patents") and, except as disclosed in the Registration Statement and the Prospectus, owns or possesses adequate and enforceable rights to use all other patents, patent applications, trademarks, trademark applications, service marks, copyrights, copyright applications, licenses and other similar rights (collectively with the Patents, "Intangibles") necessary for the conduct of the businesses of the Company and its Subsidiaries as now being conducted and as described in the Registration Statement and the Prospectus. Neither the Company nor any of its Subsidiaries has infringed, is infringing, or has received any notice of infringement of any Intangible of any other person and neither the Company nor any of its Subsidiaries knows of any basis therefor;

         (z) the Company has obtained the agreement of each of its directors and officers not to sell, contract to sell, grant any option to sell or otherwise dispose of, directly or indirectly, any shares of Common Stock or securities convertible into or exchangeable for Common Stock or warrants or other rights to purchase Common Stock for a period of 90 days after the date of this Agreement; and

         (aa) none of the Company or its Subsidiaries is, or after application of the proceeds as described under the caption "Use of Proceeds" in the Registration Statement and the Prospectus, will be an "investment company" or an affiliated person of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

     4.  Certain Covenants of the Company.  The Company hereby agrees:

         (a) to furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offering and sale under the securities or blue sky laws of such states as you may designate and to maintain such qualifications in effect so long as required for the distribution of the Shares, provided that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such state (except service of process with respect to the offering and sale of the Shares); and to promptly advise you of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and to make every reasonable effort to obtain the withdrawal of any order or suspension as soon as practicable;

         (b) to make available to you in New York City, as soon as practicable after the Registration Statement becomes effective, and thereafter from time to time to furnish to the Underwriters, as many copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) as the Underwriters may request for the purposes contemplated by the Act; in case any Underwriter is required to deliver a prospectus outside of the nine-month period referred to in
     Section 10(a)(3) of the Act in connection with the sale of the Shares, the Company will prepare promptly upon request, but at the expense of such Underwriter, such amendment or amendments in the Registration Statement and such prospectuses as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Act;

         (c) to advise you promptly and (if requested by you) to confirm such advice in writing, (i) when the Registration Statement has become effective and when any post-effective amendment thereto becomes effective and (ii) if Rule 430A under the Act is used, when the Prospectus is filed with the Commission pursuant to Rule 424(b) under the Act (which the Company agrees to file in a timely manner under such Rules);

         (d) to advise you promptly, confirming such advice in writing, of any request by the Commission for amendments or supplements to the Registration Statement or Prospectus or for additional information with respect thereto, or of notice of institution of proceedings for, or the entry of a stop order suspending the effectiveness of the Registration Statement and, if the Commission should enter a stop order suspending the effectiveness of the Registration Statement, to make every reasonable effort to obtain the lifting or removal of such order as soon as possible; to advise you promptly of any proposal to amend or supplement the Registration Statement or Prospectus and to file no such amendment or supplement to which you shall object in writing;

         (e) if necessary or appropriate, to file a registration statement pursuant to Rule 462(b) under the Act;

         (f) to furnish to you and, upon request, to each of the other Underwriters for a period of five years from the date of this Agreement (i) copies of any reports or other communications which the Company shall send to its stockholders or shall from time to time publish or publicly disseminate, (ii) copies of all annual, quarterly and current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar form as may be designated by the Commission, (iii) copies of documents or reports filed with any national securities exchange on which any class of securities of the Company is listed, and (iv) such other information as you may reasonably request regarding the Company or its Subsidiaries;

         (g) to advise the Underwriters promptly of the happening of any event known to the Company within the time during which a prospectus relating to the Shares is required to be delivered under the Act which, in the judgment of the Company, would require the making of any change in the Prospectus then being used so that the Prospectus would not include an untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading, and, during such time, to prepare and furnish, at the Company's expense, to the Underwriters promptly such amendments or supplements to such Prospectus as may be necessary to reflect any such change and to furnish you a copy of such proposed amendment or supplement before filing any such amendment or supplement with the Commission;

         (h) to make generally available to its security holders, and to deliver to you, an earnings statement of the Company (which will satisfy the provisions of Section 11(a) of the Act) covering a period of twelve months beginning after the effective date of the Registration Statement but not later than 15 months after such effective date, as soon as is reasonably practicable after the termination of such twelve-month period;

         (i) to furnish to its shareholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, shareholders' equity and cash flow) of the Company for such fiscal year, accompanied by a copy of the certificate or report thereon of nationally recognized independent certified public accountants;

         (j) to furnish to you five signed copies of the Registration Statement, as initially filed with the Commission, and of all amendments thereto (including all exhibits thereto) and sufficient conformed copies of the foregoing (other than exhibits) for distribution of a copy to each of the other Underwriters;

         (k) to furnish to you as early as practicable prior to the time of purchase and the additional time of purchase, as the case may be, but not later than two business days prior thereto, a copy of the latest available unaudited interim consolidated financial statements, if any, of the Company and its Subsidiaries which have been read by the Company's independent certified public accountants, as stated in their letter to be furnished pursuant to Section 6(d) of this Agreement;

         (l) to apply the net proceeds from the sale of the Shares in the manner set forth under the caption "Use of Proceeds" in the Registration Statement and the Prospectus;

         (m) whether or not the transactions contemplated by this Agreement are consummated or this Agreement otherwise becomes effective or is terminated, to pay all expenses, fees and taxes (other than any transfer taxes and fees and disbursements of counsel for the Underwriters except as set forth under
     Section 5 hereof and clauses (iii) and (iv) below) in connection with (i) the preparation and filing of the Registration Statement, each Preliminary Prospectus, the Prospectus, and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the preparation, issuance, sale and delivery of the Shares, (iii) the word processing and/or printing of this Agreement, any Agreement Among Underwriters, any dealer agreements, any Statements of Information and Powers of Attorney and the reproduction and/or printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (iv) the qualification of the Shares for offering and sale under state laws and the determination of their eligibility for investment under state law as aforesaid (including the legal fees and filing fees and other disbursements of counsel for the Underwriters) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers, (v) any listing of the Shares on any securities exchange or qualification of the Shares for quotation on Nasdaq National Market and any registration thereof under the Securities Exchange Act of 1934 (the "Exchange Act"),
     (vi) any filing for review of the public offering of the Shares by the NASD and (vii) the performance of the Company's other obligations hereunder;

         (n) to furnish to you, before filing with the Commission subsequent to the effective date of the Registration Statement and during the period referred to in paragraph (f) above, a copy of any document proposed to be filed pursuant to Sections 13, 14 or 15(d) of the Exchange Act;

         (o) not to sell, contract to sell, grant any option to sell or otherwise dispose of, directly or indirectly, any shares of Common Stock or securities convertible into or exchangeable for Common Stock or warrants or other rights to purchase Common Stock or permit the registration under the Act of any shares of Common Stock, except for the registration of the Shares and the sales to the Underwriters pursuant to this Agreement and except for issuances of Common Stock upon the exercise of outstanding options, warrants and debentures, for a period of 90 days after the date hereof, without the prior written consent of Warburg Dillon Read LLC acting on behalf of the Representatives;

         (p) to use its best efforts to cause the Shares to be listed on the Nasdaq National Market; and

         (q) not to take, directly or indirectly, any action designed to cause or to result in, or that might constitute the stabilization or manipulation of the Common Stock to facilitate the sale or resale of the Shares.

     5. Reimbursement of Underwriters' Expenses. If the Shares are not delivered for any reason other than the termination of this Agreement pursuant to the first two paragraphs of Section 10 hereof or the default by one or more of the Underwriters in its or their respective obligations hereunder, the Company shall reimburse the Underwriters for all of their out-of-pocket expenses, including the fees and disbursements of their counsel.

     6. Conditions of Underwriters' Obligations. The several obligations of the Underwriters hereunder are subject to the accuracy of the representations and warranties on the part of the Company on the date hereof and at the time of purchase (and the several obligations of the Underwriters at the additional time of purchase are subject to the accuracy of the representations and warranties on the part of the Company on the date hereof and at the time of purchase (unless previously waived) and at the additional time of purchase, as the case may be), the performance by the Company of its obligations hereunder and to the following conditions:

         (a) The Company shall furnish to you at the time of purchase and at the additional time of purchase, as the case may be, an opinion of Johnson and Colmar, counsel for the Company, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with reproduced copies for each of the other Underwriters and in form satisfactory to Cahill Gordon & Reindel, counsel for the Underwriters, stating that:

             (i) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own its properties and conduct its business as described in the Registration Statement and the Prospectus, to execute and deliver this Agreement and to issue, sell and deliver the Shares as herein contemplated;

             (ii) each of the Subsidiaries has been duly incorporated and is validly existing as a corpo-ration in good standing under the laws of its respective jurisdiction of incorporation with full corporate power and authority to own its respective properties and to conduct its respective business;

             (iii) the Company and its Subsidiaries are duly qualified to do business in and are in good standing in each jurisdiction in which they conduct their respective businesses and in which the failure, individually or in the aggregate, to be so licensed or qualified could have a Material Adverse Effect and the Company and its Subsidiaries are duly qualified, and are in good standing, in each jurisdiction in which they own or lease real property or maintain an office and in which such qualification is necessary;

             (iv) this Agreement has been duly authorized, executed and delivered by the Company; the Board of Directors of the Company or a committee thereof duly authorized by the Board of Directors of the Company has duly adopted resolutions authorizing the issuance and sale of the Shares by the Company;

             (v) the Shares, when issued and delivered to and paid for by the Underwriters in accordance with the terms hereof, will be duly and validly authorized and issued and will be fully paid and non-assessable;

             (vi) the Company's authorized capital stock consists of 30,000,000 shares of Common Stock, par value $.01 per share, as set forth in the Registration Statement and the Prospectus; the outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid, non-assessable and free of statutory preemptive rights and to the best of such counsel's knowledge, contractual preemptive rights; the Shares when issued will be free of statutory preemptive rights and to the best of such counsel's knowledge, contractual preemptive rights (except for such contractual preemptive rights which have been waived pursuant to valid waivers which were and are in full force and effect on the date of this Agreement, as of the time of purchase and as of the additional time of purchase); the certificates for the Shares are in due and proper form and the holders of the Shares will not be subject to personal liability for the debts or other liabilities or obligations of the Company by reason of being such holders;

             (vii) all of the issued and outstanding shares of the capital stock of each of the Company's Subsidiaries have been duly and validly authorized and issued and are fully paid and non-assessable and are owned by the Company free and clear of any pledge, lien, encumbrance, security interest, preemptive rights or other claim known to such counsel; to the best of such counsel's knowledge, except as described in the Registration Statement and the Prospectus there are no outstanding rights subscriptions, warrants, calls, options or other agreements of any kind with respect to the capital stock of the Company or its Subsidiaries; to the best of such counsel's knowledge, the Company does not own, directly or indirectly, shares of capital stock of or equity interest in any corporation or other entity other than its Subsidiaries;

             (viii) the capital stock of the Company, including the Shares, conforms in all material respects to the description thereof contained in the Registration Statement and Prospectus;

             (ix) the Registration Statement and the Prospectus (except as to the financial statements and schedules and other financial and statistical data contained or incorporated by reference therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act;

             (x) the Registration Statement has become effective under the Act and, to the best of such counsel's knowledge, no stop order proceedings with respect thereto are pending or threatened under the Act and any required filing of the Prospectus and any supplement thereto pursuant to Rule 424 under the Act has been made in the manner and within the time period required by such

         Rule 424;

             (xi) no approval, authorization, consent or order of or filing with any national, state or local governmental or regulatory commission, board, body, authority or agency is required in connection with the issuance and sale of the Shares as contemplated hereby other than registration of the Shares under the Act and the clearance of the offering of such shares with the NASD (except such counsel need express no opinion as to any necessary qualification under the state securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters);

             (xii) the execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both, would constitute a breach of or default under), any provisions of the charter or by-laws of the Company or any of its Subsidiaries or under any provision of any license, indenture, mortgage, deed of trust, bank loan, credit agreement or other agreement or instrument known to such counsel to which the Company or any of its Subsidiaries is a party or by which any of them or their respective properties may be bound or affected [with the exception of the Company's [carve out Registration Rights Agreement], or under any law, regulation or rule applicable to the Company or any of its Subsidiaries or under any decree, judgment or order known to such counsel applicable to the Company or any of its Subsidiaries;

             (xiii) to the best of such counsel's knowledge, neither the Company nor any of its Subsidiaries is a party to any litigation, and there is no such litigation pending or threatened, which seeks to enjoin or restrain the execution, delivery and performance of this Agreement, the incurrence of the obligations set forth herein or the consummation of the transactions contemplated hereby;

             (xiv) to the best of such counsel's knowledge, neither the Company nor any of its Subsidiaries is in breach of, or in default under (nor has any event occurred which with notice, lapse of time, or both would constitute a breach of, or default under), any license, indenture, mortgage, deed of trust, bank loan or any other agreement or instrument known to such counsel to which the Company or any of its Subsidiaries is a party or by which any of them or their respective properties may be bound or affected or under any law, regulation or rule or any decree, judgment or order known to such counsel applicable to the Company or any of its Subsidiaries;

             (xv) to the best of such counsel's knowledge, there are no contracts, licenses, agreements, leases or documents of a character which are required to be filed as exhibits to the Registration Statement or to be summarized or described in the Prospectus which have not been so filed, summarized or described;

             (xvi) to the best of such counsel's knowledge, there are no actions, suits or proceedings pending or threatened against the Company or any of its Subsidiaries or any of their respective properties, at law or in equity or before or by any commission, board, body, authority or agency which are required to be described in the Registration Statement and the Prospectus but are not so described;

             (xvii) the documents incorporated by reference in the Registration Statement and Prospectus, when they became effective were filed (or, if an amendment with respect to any such document was filed when such amendment was filed) with the Commission, complied as to form in all material respects with the Exchange Act (except as to the financial statements and schedules and other financial and statistical data contained or incorporated by reference therein as to which such counsel need express no opinion);

             (xviii) none of the Company or its Subsidiaries is, or, after application of the proceeds as described under the caption "Use of Proceeds" in the Registration Statement and the Prospectus, will be an "investment company" or an affiliated person of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended, and the rules and regulations thereunder; and

             (xix) such counsel have participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants of the Company and representatives of the Underwriters at which the contents of the Registration Statement and Prospectus were discussed and, although such counsel is not passing upon and does not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or Prospectus (except as and to the extent stated in subparagraphs (vi) and (viii) above) and has not made any independent verification or check of such statements (except for purposes of subparagraphs(vi) and (viii) above), on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of officers and other representatives of the Company) nothing has come to the attention of such counsel that causes them to believe that the Registration Statement or any amendment thereto at the time such Registration Statement or amendment became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus or any supplement thereto at the date of such Prospectus or such supplement, and at all times up to and including the time of purchase or additional time of purchase, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and schedules and other financial and statistical data included in the Registration Statement or Prospectus).

         (b) The Company shall furnish to you at the time of purchase and at the additional time of purchase, as the case may be, an opinion of Brinks Hofer Gilson & Lione, patent counsel for the Company, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with reproduced copies for each of the other Underwriters and in form satisfactory to Cahill Gordon & Reindel, counsel for the Underwriters, stating that:

             (i) the statements contained in the Registration Statement and the Prospectus, insofar as they relate to the Company's and its Subsidiaries' patent position, have been reviewed and approved by such counsel, are accurate in all material respects and fairly present the information set forth therein;

             (ii) to the best of such counsel's knowledge, except as disclosed in the Registration Statement and the Prospectus, there are no pending or threatened legal or governmental proceedings relating to patents, trademarks, service marks or proprietary information owned or used by the Company or its Subsidiaries to which the Company or its Subsidiaries is a party or of which any property of the Company or its Subsidiaries is the subject;

             (iii) to the best of such counsel's knowledge, neither the Company nor any of its Subsidiaries is currently in breach of, or in default under, any agreement or instrument of which such counsel has knowledge to which the Company or any of its Subsidiaries is a party or by which any of them or any of their property may be bound or affected;

             (iv) such counsel has no reason to believe that either the Registration Statement or the Prospectus or any amendment thereof or supplement thereto contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading relating to the patents, patent applications, trademarks, service marks, proprietary information or other intellectual property of the Company or any of its Subsidiaries;

             (v) the Company owns of record all right, title and interest in and to the patents and patent applications described in the Registration Statement and the Prospectus free and clear of any adverse claim known by such counsel of any third party; to the best of such counsel's knowledge, the Company has not infringed, is not infringing and has not received any notice of infringement of any patents of any other person which individually or in the aggregate could have a Material Adverse Effect;

             (vi) to the best of such counsel's knowledge, there is no litigation or governmental or other proceeding relating to the Patents, before any court or before or by any public body or board (other than the United States Patent and Trademark Office) pending to which the Company or any of its Subsidiaries is a party or threatened against the Company or any of its Subsidiaries which individually or in the aggregate could have a Material Adverse Effect; to the best of such counsel's knowledge, the Company has not given notice to any third party of any claim of infringement of its patents; and

             (vii) the applications and other documents filed by the Company or any of its Subsidiaries with the United States Patent and Trademark Office have been duly and adequately filed and to the best of such counsels knowledge, in connection with such applications, no fraud on such office was practiced or attempted and the duty of disclosure required by such office was not violated through bad faith or gross negligence, and except as specifically described in the Registration Statement and the Prospectus such counsel knows of no infringement or conflict with the existing enforceable rights of others (or of claims thereof) with respect to the products or processes covered by such applications or documents or utilized by the Company or any of its Subsidiaries in their respective businesses which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could have a Material Adverse Effect.

         (c) The Company shall furnish to you at the time of purchase and at the additional time of purchase, as the case may be, an opinion of local counsel to the Company, in each jurisdiction, listed in Schedule B annexed hereto, where the Company and its Subsidiaries, taken as a whole, operate treatment or transfer facilities or generate 5% or more of the Company's consolidated revenues, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with reproduced copies for each of the other Underwriters and in form satisfactory to Cahill Gordon & Reindel, counsel for the Underwriters, stating that:

             (i) the business, operations and facilities of the Company and each of its Subsidiaries have been and are being conducted in compliance with all applicable federal, state, local, and foreign laws, ordinances, rules, regulations, licenses, permits, approvals, plans, authorizations, orders, judgments, directives, decrees, requirements and common law relating to occupational safety and health, or pollution, or protection of health or the environment as now or previously in effect (including, without limitation, those relating to, regulating, or imposing liability or standards of conduct concerning emissions, discharges, releases or threatened releases of pollutants, contaminants or hazardous, dangerous, or toxic substances, materials constituents or wastes or toxins, viruses, infectious disease agents, or pathogens, into ambient air, surface water, groundwater or land, or relating to the generation, manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of chemical substances, pollutants, contaminants or hazardous or toxic substances, materials or wastes, including medical waste, whether solid, gaseous or liquid in nature) or otherwise relating to remediating real property or concerning protection of the outdoor or indoor environment; and neither the Company nor any of its Subsidiaries has received any notice from a governmental instrumentality or any third party alleging any violation thereof or liability thereunder (including, without limitation, liability for costs of investigating or remediating sites containing hazardous substances and/or damages to natural resources);

             (ii) there is no claim pending or, to the best knowledge of the Company or any of its Subsidiaries, threatened or contemplated under any Environmental Laws against the Company or any of its Subsidiaries which, if adversely determined, individually or in the aggregate, would have a Material Adverse Effect; there are no past or present actions or conditions including, without limitation, the release of any hazardous substance or waste regulated under any Environmental Law that are likely to form the basis of any such claim against the Company or any of its Subsidiaries which, if adversely determined, individually or in the aggregate would have a Material Adverse Effect; and

             (iii) the Statements contained in the Registration Statement and the Prospectus relating to Environmental Laws have been reviewed and approved by such counsel, are accurate in all material respects and fairly present the information set forth therein.

         (d) You shall have received from Ernst & Young LLP, letters dated, respectively, the date of this Agreement and the time of purchase and additional time of purchase, as the case may be, and addressed to the Underwriters (with reproduced copies for each of the Underwriters) in the forms heretofore approved by the Managing Underwriters.

         (e) You shall have received at the time of purchase and at the additional time of purchase, as the case may be, the favorable opinion of Cahill Gordon & Reindel, counsel for the Underwriters, dated the time of purchase or the additional time of purchase, as the case may be, in form and substance reasonably satisfactory to you.

         (f) No amendment or supplement to the Registration Statement or Prospectus shall be filed prior to the time the Registration Statement becomes effective to which you object in writing.

         (g) The Registration Statement shall become effective, or if Rule 430A under the Act is used, the Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act, at or before 5:00 P.M., New York City time, on the date of this Agreement, unless a later time (but not later than 5:00 P.M., New York City time, on the second full business day after the date of this Agreement) shall be agreed to by the Company and you in writing or by telephone, confirmed in writing; provided, however, that the Company and you and any group of Underwriters, including you, who have agreed hereunder to purchase in the aggregate at least 50% of the Firm Shares may from time to time agree on a later date.

         (h) Prior to the time of purchase or the additional time of purchase, as the case may be, (i) no stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Act or proceedings initiated under Section 8(d) or 8(e) of the Act; (ii) the Registration Statement and all amendments thereto, or modifications thereof, if any, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (iii) the Prospectus and all amendments or supplements thereto, or modifications thereof, if any, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading.

         (i) Between the time of execution of this Agreement and the time of purchase or the additional time of purchase, as the case may be, (i) no material and unfavorable change, financial or otherwise (other than as referred to in the Registration Statement and Prospectus), in the properties, assets, liabilities, results of operations, business, condition (financial or otherwise) or prospects of the Company and its Subsidiaries taken as a whole shall occur or become known and (ii) no transaction which is material and unfavorable to the Company shall have been entered into by the Company or any of its Subsidiaries.

         (j) The Company will, at the time of purchase or additional time of purchase, as the case may be, deliver to you a certificate of its chief executive officer and chief financial officer to the effect that the representations and warranties of the Company as set forth in this Agreement and the conditions set forth in paragraph (h) and paragraph (i) have been met and that they are true and correct as of each such date.

         (k) You shall have received signed letters from each of the directors and officers of the Company to the effect that such persons shall not sell, contract to sell, grant any option to sell or otherwise dispose of, directly or indirectly, any shares of Common Stock of the Company or securities convertible into or exchangeable for Common Stock or warrants or other rights to purchase Common Stock for a period of 90 days after the date of this Agreement without the prior written consent of Warburg Dillon Read LLC acting on behalf of the Managing Underwriters.

         (l) The Company shall have furnished to you such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement and the Prospectus as of the time of purchase and the additional time of purchase, as the case may be, as you may reasonably request.

         (m) The Company shall have performed such of its obligations under this Agreement as are to be performed by the terms hereof at or before the time of purchase and at or before the additional time of purchase, as the case may be.

         (n) The Shares shall have been approved for listing on the Nasdaq National Market, subject only to notice of issuance at or prior to the time of purchase.

     7. Effective Date of Agreement; Termination. This Agreement shall become effective (i)if Rule 430A under the Act is not used, when you shall have received notification of the effectiveness of the Registration Statement, or
(ii)if Rule 430A under the Act is used, when the parties hereto have executed and delivered this Agreement.

     The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of you or in the absolute discretion of Warburg Dillon Read LLC, acting on your behalf, or any group of Underwriters (which may include you) which has agreed to purchase in the aggregate at least 50% of the Firm Shares, if, at any time prior to the time of purchase or, with respect to the purchase of any Additional Shares, the additional time of purchase, as the case may be, trading in securities on the New York Stock Exchange shall have been suspended or minimum prices shall have been established on the New York Stock Exchange, or if a banking moratorium shall have been declared either by the United States or New York State authorities, or if the United States shall have declared war in accordance with its constitutional processes or there shall have occurred any material outbreak or escalation of hostilities or other national or international calamity or crisis of such magnitude in its effect on the financial markets of the United States as, in your judgment or in the judgment of Warburg Dillon Read LLC, acting on your behalf, or in the judgment of such group of Underwriters, to make it impracticable to market the Shares. If you or Warburg Dillon Read LLC, acting on your behalf, or any group of Underwriters elects to terminate this agreement as provided in this Section 9, the Company and each other Underwriter shall be notified promptly by letter or telegram.

     If the sale to the Underwriters of the Shares, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement or if such sale is not carried out because the Company shall be unable to comply with any of the terms of this Agreement, the Company shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 5(m), 7 and 11 hereof), and the Underwriters (other than, if such sale is not carried out solely because of the default by an Underwriter or Underwriters under Section 10 hereof, such Underwriter or Underwriters (but only with respect to such default)) shall be under no obligation or liability to the Company under this Agreement (except to the extent provided in Section 11 hereof) or to one another hereunder.

     8. Increase in Underwriters' Commitments. Subject to Sections 8 and 9, if any Underwriter shall default in its obligation to take up and pay for the Firm Shares to be purchased by it hereunder and if the number of Firm Shares which all Underwriters so defaulting shall have agreed but failed to take up and pay for does not exceed 10% of the total number of Firm Shares, the non-defaulting Underwriters shall take up and pay for (in addition to the aggregate principal amount of Firm Shares they are obligated to purchase pursuant to Section 1 hereof) the number of Firm Shares agreed to be purchased by all such defaulting Underwriters, as hereinafter provided. Such Shares shall be taken up and paid for by such non-defaulting Underwriter or Underwriters in such amount or amounts as you may designate with the consent of each Underwriter so designated or, in the event no such designation is made, such Shares shall be taken up and paid for by all non-defaulting Underwriters pro rata in proportion to the aggregate number of Firm Shares set opposite the names of such non-defaulting Underwriters in Schedule A.

     Without relieving any defaulting Underwriter from its obligations hereunder, the Company agrees with the non-defaulting Underwriters that it will not sell any Firm Shares hereunder unless all of the Firm Shares are purchased by the Underwriters (or by substituted Underwriters selected by you with the approval of the Company or selected by the Company with your approval).

     If a new Underwriter or Underwriters are substituted by the Underwriters or by the Company for a defaulting Underwriter or Underwriters in accordance with the foregoing provision, the Company or you shall have the right to postpone the time of purchase for a period not exceeding five business days in order that any necessary changes in the Registration Statement and Prospectus and other documents may be effected.

     The term Underwriter as used in this agreement shall refer to and include any Underwriter substituted under this Section 10 with like effect as if such substituted Underwriter had originally been named in Schedule A.

     If the aggregate number of Shares which the defaulting Underwriter or Underwriters agreed to purchase exceeds 10% of the total number of Shares which all Underwriters agreed to purchase hereunder, and if neither the non-defaulting Underwriters nor the Company shall make arrangements within the five business day period stated above for the purchase of all the Shares which the defaulting Underwriter or Underwriters agreed to purchase hereunder, this Agreement shall be terminated without further act or deed and without any liability on the part of the Company to any non-defaulting Underwriter and without any liability on the part of any non-defaulting Underwriter to the Company. Nothing in this paragraph, and no action taken hereunder, shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

     9.  Indemnity and Contribution.

         (a) The Company agrees to indemnify, defend and hold harmless each Underwriter and any person who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and their respective agents, representatives, employees, officers, partners and directors (collectively, the "Underwriter indemnified parties"), from and against any loss, expense, damage, judgment, liability or claim (including the costs of investigating, defending or settling such matters and fees and expenses of counsel in connection therewith) as they are incurred (and regardless of whether the Underwriter indemnified party is a party to the litigation, if any) which, jointly or severally, any such Underwriter indemnified party may incur under the Act, the Exchange Act or otherwise insofar as such loss, expense, damage, judgment, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or in a Prospectus (the term Prospectus for the purpose of this Section 11 being deemed to include any Preliminary Prospectus, the Prospectus and the Prospectus as amended or supplemented by the Company), or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in either such Registration Statement or Prospectus or nec-essary to make the statements made therein not misleading, except insofar as any such loss, expense, damage, judgment, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by any Underwriter through you to the Company expressly for use with reference to such Underwriter in such Registration Statement or such Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in either such Registration Statement or Prospectus or necessary to make such information not misleading; provided, however, that the indemnity agreement contained in this subsection(a) with respect to any Preliminary Prospectus or amended Preliminary Prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) from whom the person asserting any such loss, expense, liability or claim purchased the Shares which is the subject thereof to the extent the Prospectus corrected any such alleged untrue statement or omission and if such Underwriter failed to send or give a copy of the Prospectus to such person at or prior to the written confirmation of the sale of such Shares to such person, unless the failure is the result of non-compliance by the Company with paragraph (h) of Section 5 hereof.

         If any action or proceeding (including any governmental or regulatory investigation or proceeding) is brought or asserted against any Underwriter indemnified party in respect of which indemnity may be sought against the Company pursuant to the foregoing paragraph, such Underwriter indemnified party shall promptly notify the Company in writing of the institution of such action or proceeding and the Company shall assume the defense of such action or proceeding, including the employment of counsel satisfactory to the Underwriter indemnified party and payment of all fees and expenses; provided that the omission to so notify the Company shall not in any way relieve the Company from any liability it may have to an Underwriter indemnified party except and only to the extent that the Company is materially and adversely affected by such omission. An Underwriter indemnified party shall have the right to employ separate counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter indemnified party unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such action or the Company shall not have employed counsel to have charge of the defense of such action within a reasonable period of time or such Underwriter indemnified party or parties shall have reasonably concluded that there may be one or more defenses available to it or them which are different from or additional to those available to the Company (in which case the Company shall not have the right to direct the defense of such action on behalf of the Underwriter indemnified party or parties), in any of which events such fees and expenses shall be borne by the Company and paid as incurred (it being understood, however, that the Company shall not be liable for the expenses of more than one separate counsel (in addition to local counsel), which counsel shall be designated by Warburg Dillon Read LLC, in any one action or series of related actions in the same jurisdiction representing the Underwriter indemnified parties who are parties to such action). Anything in this paragraph to the contrary notwithstanding, the Company shall not be liable for any settlement of any such claim or action effected without its written consent (which consent shall not be unreasonably withheld or delayed) unless the Company shall be in breach of its obligations to pay fees and expenses pursuant to this Agreement, but if settled with the written consent of the Company, or if there is a final judgment with respect thereto, the Company agrees to indemnify and hold harmless each Underwriter indemnified party from and against any loss or liability by reason of such settlement or judgment.

         (b) Each Underwriter severally agrees to indemnify, defend and hold harmless the Company, its directors and officers, and any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act from and against any loss, expense, damage, judgment, liability or claim (including the costs of investigating, defending or settling such matters and fees and expenses of counsel in connection therewith) as they are incurred (and regardless of whether the Company is a party to the litigation if any) which, jointly or severally, the Company or any such person may incur under the Act or otherwise, insofar as such loss, expense, damage, judgment, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a materi-al fact contained in and in conformity with information furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use with reference to such Underwriter in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or in a Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated either in such Registration Statement or Prospectus or necessary to make such information not misleading.

         If any action is brought against the Company or any such person in respect of which indemnity may be sought against any Underwriter pursuant to the foregoing paragraph, the Company or such person shall promptly notify such Underwriter in writing of the institution of such action and such Underwriter shall assume the defense of such action (unless, with respect to any action or proceeding (including any governmental or regulatory investigation or proceeding) in respect of which indemnity may be sought against the Company by an Underwriter indemnified party pursuant to Section 11(a), the Company has assumed and continues to direct the defense of such action pursuant to Section 11(a)), including the employment of counsel and payment of expenses. The Company or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company or such person unless the employment of such counsel shall have been authorized in writing by such Underwriter in connection with the defense of such action or such Underwriter shall not have employed counsel to have charge of the defense of such action or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to such Underwriter (in which case such Underwriter shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by such Underwriter and paid as incurred (it being understood, however, that such Underwriter shall not be liable for the expenses of more than one separate counsel in any one action or series of related actions in the same jurisdiction representing the indemnified parties who are parties to such action). Anything in this paragraph to the contrary notwithstanding, no Underwriter shall be liable for any settlement of any such claim or action effected without the written consent of such Underwriter.

         (c) If the indemnification provided for in this Section 11 is unavailable to an indemnified party under subsections(a) and (b) of this
     Section 11 in respect of any losses, expenses, damages, judgments, liabilities or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, expenses, liabilities or claims (if and only to the extent that indemnification of such indemnified party would be required under Section 9 if the indemnification provided for in this Section 9 were available) (i)in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii)if the allocation provided by clause(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause(i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, expenses, damages, judgments, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, expenses, damages, judg-ments, liabilities and claims referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any claim or action.

         (d) The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 11 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in subsection(c) above. Notwithstanding the provisions of this Section 11, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by such Underwriter and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriter's obligations to contribute pursuant to this Section 11 are several in proportion to their respective underwriting commitments and not joint.

         (e) The indemnity and contribution agreements contained in this
     Section 11 and the covenants, warranties and representations of the Company contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter indemnified party, or by or on behalf of any Company indemnified party, and shall survive any termination of this Agreement or the issuance and delivery of the Shares. The indemnity and contribution agreements contained in this Section 11 are in addition to any other remedies that the parties hereto may have in equity or at law. The Company and each Underwriter agree promptly to notify the others of the commencement of any litigation or proceeding against it and, in the case of the Company, against any of the Company's officers and directors in connection with the issuance and sale of the Shares, or in connection with the Registration Statement or Prospectus.

     10. Information Supplied by the Underwriters.

         (a) The statements set forth in the last paragraph on the front cover page and the inside front cover page of the Prospectus relating to the Shares and the [paragraphs] under the heading "Underwriting" in the Prospectus relating to the Shares (to the extent such statements relate to the Underwriters) constitute the only information furnished by the Underwriters to the Company for the purposes of Section 11(b) hereof. Each Underwriter confirms that such statements, to the extent such statements relate to each such Underwriter, are correct in all material respects.

     11. Notices. Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram and, if to the Underwriters, shall be sufficient in all respects if delivered or sent to Warburg Dillon Read LLC, 299 Park Avenue, New York, NY 10171-0026, Attention:
Syndicate Department and, if to the Company, shall be sufficient in all respects if delivered or sent to the Company at the offices of the Company at 1419 Lake Cook Road, Suite 410, Deerfield, IL 60015, Attention: President and Chief Executive Officer.

     12. Governing Law; Construction. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflicts of law. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

     13. Submission to Jurisdiction. Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Company consents to the jurisdiction of such courts and personal service with respect thereto. The Company hereby consents to personal jurisdic-tion, service and venue in any court in which any Claim arising out of or in any way relating to this Agreement is brought by any third party against Warburg Dillon Read LLC or any indemnified party. Each of Warburg Dillon Read LLC and the Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) waives all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The Company agrees that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Company and may be enforced in any other courts in the jurisdiction of which the Company is or may be subject, by suit upon such judgment.

     14. Parties at Interest. The Agreement herein set forth has been and is made solely for the benefit of the Underwriters and the Company and the Underwriter indemnified parties and the Company indemnified parties referred to in Section 11 hereof, and their respective successors, assigns, executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

     15. Counterparts. This Agreement may be signed by the parties in counterparts which together shall constitute one and the same agreement among the parties.

     16. Successors and Assigns. This Agreement shall be binding upon the Underwriters and the Company and their successors and assigns and any successor or assign of any substantial portion of the Company's and any of the Underwriters' respective businesses and/or assets.

     17. Miscellaneous. Warburg Dillon Read LLC, an indirect, wholly owned subsidiary of [ ], is not a bank and is separate from any affiliated bank, including any U.S. branch or agency of Warburg Dillon Read LLC. Because Warburg Dillon Read LLC is a separately incorporated entity, it is solely responsible for its own contractual obligations and commitments, including obligations with respect to sales and purchases of securities. Securities sold, offered or recommended by Warburg Dillon Read LLC are not deposits, are not insured by the Federal Deposit Insurance Corporation, are not guaranteed by a branch or agency, and are not otherwise an obligation or responsibility of a branch or agency.

     A lending affiliate of Warburg Dillon Read LLC may have lending relationships with issuers of securities underwritten or privately placed by Warburg Dillon Read LLC. To the extent required under the securities laws, prospectuses and other disclosure documents for securities underwritten or privately placed by Warburg Dillon Read LLC will disclose the existence of any such lending relationships and whether the proceeds of the issue will be used to repay debts owed to affiliates of Warburg Dillon Read LLC.

     If the foregoing correctly sets forth the understanding among the Company and the Underwriters, please so indicate in the space provided below for the purpose, whereupon this letter and your acceptance shall constitute a binding agreement among the Company and the Underwriters, severally.

                                        Very truly yours,

                                        STERICYCLE, INC.


                                        By: ___________________________________
                                                Name:
                                                Title:


Accepted and agreed to as of the date first above written, on behalf of themselves and the other several Underwriters named in Schedule A

WARBURG DILLON READ LLC
BT ALEX. BROWN INCORPORATED
CREDIT SUISSE FIRST BOSTON CORPORATION
WILLIAM BLAIR & COMPANY, L.L.C.

By: WARBURG DILLON READ LLC


By: ___________________________________
      Name:
      Title:

                                   SCHEDULE A



Underwriter                                                Number of Firm Shares
-----------                                                ---------------------

Warburg Dillon Read LLC
BT Alex. Brown Incorporated
Credit Suisse First Boston Corporation
William Blair & Company, L.L.C.

                      Total................................    3,500,000

                                   SCHEDULE B

            Opinions of Local Counsel - Jurisdiction (Section 6(c))


California

Connecticut

Illinois

Massachusetts

Rhode Island

Oregon

Washington

Wisconsin